Exhibit 32.2



Certification of CFO Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the annual report of DataMetrics Corporation (the "Company") on Form 10-KSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Edward Kroning, Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         DATAMETRICS CORPORATION

         By: Edward Kroning
             ---------------------------------------
             Edward Kroning, Chief Financial Officer

         Dated: February 12, 2007